REGISTERED                                                     REGISTERED
No. R-1                                                        BIOTECH BOXES:
                                                               CUSIP:  61744Y413

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        MORGAN STANLEY DEAN WITTER & CO.
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C

                               BASKET OPPORTUNITY
                        EXCHANGEABLE SECURITIES ("BOXES")

                        BIOTECH BOXES DUE JANUARY 30, 2032
                      EXCHANGEABLE FOR A CASH AMOUNT BASED
                 ON THE CLOSING PRICES OF THE UNDERLYING STOCKS
                         OF THE AMEX BIOTECHNOLOGY INDEX


-----------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:             INITIAL REDEMPTION DATE:     INTEREST RATE:  See          MATURITY DATE:  January 30,
  March 22, 2002                    See "Issuer Redemption      "Interest Rate" below.        2032
                                    Right" below.
-----------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL DATE:           INITIAL REDEMPTION           INTEREST PAYMENT DATES:      OPTIONAL REPAYMENT DATE(S):
  March 22, 2002                    PERCENTAGE:  See            See "Interest Payment         N/A
                                    "Issuer Redemption          Dates" below.
                                    Right" below.
-----------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:              ANNUAL REDEMPTION            INTEREST PAYMENT PERIOD:     APPLICABILITY OF MODIFIED
  U.S. Dollars                      REDUCTION:  N/A             See "Interest Rate"           PAYMENT UPON ACCELERATION:
                                                                below.                        See "Alternate Exchange
                                                                                              Calculation in Case of an
                                                                                              Event of Default" below.
-----------------------------------------------------------------------------------------------------------------------
IF SPECIFIED CURRENCY OTHER      REDEMPTION NOTICE PERIOD:    APPLICABILITY OF ANNUAL      If, yes state Issue Price:
  THAN U.S. DOLLARS, OPTION         At least 30 days, but       INTEREST PAYMENTS: N/A        N/A
  TO ELECT PAYMENT IN U.S.          not more than 60 days.
  DOLLARS: N/A                      See "Issuer Redemption
                                    Right" below.
-----------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE AGENT: N/A         TAX REDEMPTION AND PAYMENT                                ORIGINAL YIELD TO MATURITY:
                                    OF ADDITIONAL AMOUNTS:                                    N/A
                                    N/A
-----------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:  See below.    If yes, state Initial
                                 Offering Date:  N/A
-----------------------------------------------------------------------------------------------------------------------

Issue Price.............................. $o per Biotech BOXES.

Business Day............................. Any day except Saturday, Sunday and any day that is in The City of New
                                          York ("New York City") a legal holiday
                                          or a day on which banking institutions
                                          or securities exchanges are authorized
                                          or required by law or other
                                          governmental action to close.

Trading Day.............................. A day on which securities are traded on each of the principal U.S.
                                          securities exchanges or trading
                                          systems on which the stocks underlying
                                          the BTK Index are then listed or
                                          quoted.

Underlying Stocks........................ The securities included in the BTK
                                          Index or a Successor Index established
                                          pursuant to the terms hereof, as
                                          adjusted from time to time.

BTK Index................................ The AMEX Biotechnology Index as
                                          published by The American Stock
                                          Exchange LLC (the "American Stock
                                          Exchange" or "AMEX").

Exchange Notice Date..................... Beginning April 22, 2002, any Trading
                                          Day on which a Holder delivers a valid
                                          and duly completed Official Notice of
                                          Exchange, as described under "Exchange
                                          Right," before 12:00 p.m. (New York
                                          City time) to the Issuer (which must
                                          be acknowledged by the Issuer), except
                                          that no Exchange Notice Date may occur
                                          on or after the sixth Trading Day
                                          prior to the Maturity Date or any
                                          Early Redemption Date.

Exchange Date............................ The date on which the exercise of a
                                          Holder's Exchange Right is settled.
                                          The Exchange Date shall be the regular
                                          way settlement date for securities
                                          transactions occurring on the Exchange
                                          Notice Date, but it may be later than
                                          such date if: (i) the Holder fails
                                          timely to deliver its Biotech BOXES to
                                          the Trustee or to fulfill the
                                          conditions of its exchange in
                                          accordance with "Exchange Right"
                                          below; or (ii) in certain
                                          circumstances, a Market Disruption
                                          Event has occurred. See "Determination
                                          Date," "Exchange Right" and "Market
                                          Disruption Event" below.

Cash Settlement Value Payable at
Maturity or upon Exchange or Issuer
Redemption............................... Each Biotech BOXES is exchangeable on the Maturity Date, an Early Redemption
                                          Date or any Exchange Date, as
                                          applicable, for an amount of cash
                                          equal to the sum of the Exchange
                                          Values of each of the Underlying
                                          Stocks, determined by the Calculation
                                          Agent on the appropriate Determination
                                          Date.

Exchange Value........................... The Exchange Value for each Underlying
                                          Stock shall be calculated by the
                                          Calculation Agent by multiplying (a)
                                          the Underlying Stock's Exchange Ratio
                                          by (b) the Underlying Stock's Market
                                          Price on the applicable Determination
                                          Date.

Determination Date....................... The date on which the Exchange Value is calculated in accordance with the
                                          following five paragraphs.

                                          For purposes of calculating the Cash
                                          Settlement Value payable on the
                                          Maturity Date, the Exchange Value for
                                          an Underlying Stock shall be
                                          calculated on the sixth Trading Day
                                          immediately prior to the Maturity
                                          Date, unless there is a Market
                                          Disruption Event with respect to such
                                          Underlying Stock on such date.

                                          For purposes of calculating the Cash
                                          Settlement Value payable on any Early
                                          Redemption Date, the Exchange Value
                                          for an Underlying Stock shall be
                                          calculated on the sixth Trading Day
                                          immediately prior to the Early
                                          Redemption Date, unless there is a
                                          Market Disruption Event with respect
                                          to such Underlying Stock on such date.

                                          For purposes of calculating the Cash
                                          Settlement Value payable on any
                                          Exchange Date, the Exchange Value for
                                          an Underlying Stock shall be
                                          calculated on the Exchange Notice
                                          Date, unless there is a Market
                                          Disruption Event with respect to such
                                          Underlying Stock on such date.

                                          If a Market Disruption Event occurs
                                          with respect to an Underlying Stock on
                                          the day its Exchange Value is
                                          scheduled to be calculated for
                                          purposes of determining the Cash
                                          Settlement Value payable, the
                                          Determination Date shall be the
                                          immediately succeeding Trading Day on
                                          which no Market Disruption Event has
                                          occurred with respect to such
                                          Underlying Stock. The Determination
                                          Date for any Underlying Stock,
                                          however, shall be no later than (i)
                                          the second Trading Day preceding the
                                          Maturity Date; (ii) the second Trading
                                          Day preceding the Early Redemption
                                          Date; or (iii) the third Trading Day
                                          following an Exchange Notice Date, as
                                          the case may be. If a Market
                                          Disruption Event occurs on the date
                                          specified in clause (i), (ii) or (iii)
                                          of the preceding sentence with respect
                                          to any Underlying Stock for which the
                                          Exchange Value has not previously been
                                          determined, then the Exchange Value of
                                          such Underlying Stock shall be
                                          calculated on such date using the
                                          Market Price determined by the
                                          Calculation Agent as described below
                                          under "Market Price."

                                          No adjustment to any Exchange Ratio or
                                          the Cash Settlement Value payable by
                                          the Issuer for each Biotech BOXES on
                                          the Maturity Date, Early Redemption
                                          Date, Exchange Date, or the
                                          appropriate settlement date in the
                                          case of a Market Disruption Event, as
                                          applicable, shall be made as a result
                                          of any corporate event occurring after
                                          the close of business on the
                                          applicable Determination Date.

Minimum Denominations.................... 100 Biotech BOXES and integral multiples thereof.

Interest Payment Dates................... The 30th day of each March, June,
                                          September and December, commencing on
                                          June 30, 2002 in respect of base
                                          coupons and December 30, 2002 in
                                          respect of supplemental coupons,
                                          including the Maturity Date, or if any
                                          such day is not a Business Day in New
                                          York City, the immediately following
                                          Business Day. Interest Payment Dates
                                          are subject to adjustment in certain
                                          circumstances relating to the early
                                          redemption of the Biotech BOXES. See
                                          "Issuer Redemption Right" below.

Record Dates............................. Either the 15th day of the month following the applicable Quarterly
                                          Calculation Period or on an Early
                                          Redemption Date, in the case of base
                                          coupon amounts; the 15th day of
                                          November following the relevant Annual
                                          Calculation Period, in the case of
                                          supplemental coupon amounts; or the
                                          Maturity Date in the case of base and
                                          supplemental coupon amounts payable at
                                          maturity, whether or not any such day
                                          is a Business Day.

Interest Rate............................ The Issuer shall pay interest on each
                                          Biotech BOXES as follows:

                                            (i) The Issuer shall pay, for each
                                            Biotech BOXES, a base coupon
                                            quarterly on each Interest Payment
                                            Date, commencing on the Interest
                                            Payment Date occurring in June 2002.
                                            The quarterly base coupon per
                                            Biotech BOXES shall equal the sum of
                                            (a) each cash dividend or cash
                                            distribution other than dividends or
                                            distributions described in clause
                                            (b) below, if any, on any Underlying
                                            Stock at its respective Exchange
                                            Ratio and for which the ex-dividend
                                            date has occurred during the related
                                            Quarterly Calculation Period; and
                                            (b) each Extraordinary Dividend, if
                                            any, paid on any Underlying Stock,
                                            at its respective Exchange Ratio,
                                            during such Quarterly Calculation
                                            Period; provided that the base
                                            coupon shall not include any
                                            dividends or distributions referred
                                            to in clause (a) or (b) above whose
                                            value the American Stock Exchange or
                                            any successor publisher of the BTK
                                            Index or a Successor Index
                                            incorporates into the BTK Index or a
                                            Successor Index. Except as otherwise
                                            provided in the last paragraph of
                                            this subsection, cash dividends or
                                            other cash distributions on an
                                            Underlying Stock shall be considered
                                            to have accrued for purposes of
                                            calculating base coupon amounts as
                                            of the ex-dividend date (in the case
                                            of cash dividends and distributions
                                            referred to in clause (a) above) or
                                            the date the dividend or
                                            distribution is paid (in the case of
                                            dividends and distributions referred
                                            to in clause (b) above). The
                                            "ex-dividend" date for an Underlying
                                            Stock is the date on and after which
                                            transactions in such Underlying
                                            Stock on an organized securities
                                            exchange or trading system no longer
                                            carry the right to receive a
                                            dividend or distribution.

                                            Accrued but unpaid base coupon
                                            amounts are also payable by the
                                            Issuer upon the Holder's exercise of
                                            its exchange right, upon any Issuer
                                            redemption of the Biotech BOXES and
                                            at maturity of the Biotech BOXES.
                                            The base coupon amounts the Holder
                                            shall receive upon exchange shall be
                                            calculated up to, and including, the
                                            Exchange Notice Date or up to, but
                                            excluding, the sixth Trading Day
                                            prior to the Early Redemption Date
                                            or the fifteenth day prior to the
                                            Maturity Date, as the case may be.

                                            The commencement dates (the
                                            "Calculation Commencement Dates")
                                            for the Quarterly Calculation
                                            Periods for base coupons shall be
                                            the 30th day of January, April, July
                                            and October. Base coupon amounts
                                            shall be calculated by the
                                            Calculation Agent from and including
                                            one Calculation Commencement Date
                                            to, but excluding, the next
                                            Calculation Commencement Date, (a
                                            "Quarterly Calculation Period),
                                            provided that the initial Quarterly
                                            Calculation Period shall commence
                                            on, and include, the Original Issue
                                            Date and the final Quarterly
                                            Calculation Period shall extend to,
                                            but exclude, either the fifteenth
                                            day prior to the Maturity Date or
                                            the sixth Trading Day prior to the
                                            Early Redemption Date, as
                                            applicable. The Interest Payment
                                            Date related to each Quarterly
                                            Calculation Period shall be either
                                            the Interest Payment Date that is
                                            two months following the last day of
                                            such Quarterly Calculation Period
                                            or, with respect to the final
                                            Quarterly Calculation Period, the
                                            Maturity Date or the Early
                                            Redemption Date, as applicable. The
                                            Calculation Agent shall notify the
                                            Trustee and DTC, on which notice the
                                            Trustee and DTC may conclusively
                                            rely, of the base coupon amounts
                                            payable per each Biotech BOXES on or
                                            before the second Trading Day
                                            immediately following the last day
                                            of the applicable Quarterly
                                            Calculation Period, and base coupon
                                            amounts shall be paid to Holders of
                                            record on the applicable Record
                                            Date.

                                            "Extraordinary Dividend" shall mean
                                            (x) the full amount per share of any
                                            cash dividend or other cash
                                            distribution that is identified as
                                            an extraordinary or special dividend
                                            or distribution by the issuer of the
                                            relevant Underlying Stock,
                                            including, regardless of whether
                                            identified by the issuer as
                                            extraordinary or special, any cash
                                            dividends or cash amounts paid on an
                                            Underlying Stock as a result of a
                                            merger, reorganization or other
                                            corporate event involving an issuer
                                            of the Underlying Stock; (y) any
                                            cash dividend or other cash
                                            distribution with respect to an
                                            Underlying Stock that exceeds the
                                            immediately preceding
                                            non-extraordinary cash dividend for
                                            such Underlying Stock by an amount
                                            equal to at least 1% of the closing
                                            price of such Underlying Stock on
                                            the Trading Day preceding the
                                            ex-dividend date for the payment of
                                            such cash dividend or other cash
                                            distribution; or (z) the cash value
                                            of any non-cash dividend or
                                            distribution on an Underlying Stock.

                                            The cash value of a non-cash
                                            dividend or distribution (or any
                                            portion of a non-cash dividend or
                                            distribution) that is paid in
                                            Marketable Securities shall be an
                                            amount equal to the Market Price of
                                            those Marketable Securities on the
                                            Trading Day immediately following
                                            the day on which the non-cash
                                            distribution is paid times the
                                            number of shares or notes of those
                                            Marketable Securities paid per units
                                            of the relevant Underlying Stock.
                                            The cash value of a non-cash
                                            dividend or distribution (or any
                                            portion of a non-cash dividend or
                                            distribution) that is not paid in
                                            Marketable Securities shall be an
                                            amount equal to the market value of
                                            such non-cash dividend or
                                            distribution per share of the
                                            relevant Underlying Stock on the
                                            date on which such dividend or
                                            distribution is paid, as determined
                                            by a nationally recognized
                                            independent investment bank the
                                            Calculation Agent retains for such
                                            purpose, whose determination shall
                                            be final.

                                            "Marketable Securities" are any
                                            perpetual equity securities that are
                                            listed on a U.S. national securities
                                            exchange or reported by the Nasdaq
                                            National Market.

                                            Base coupon amounts shall accrue on
                                            the Biotech BOXES with respect to an
                                            Underlying Stock only if the
                                            Underlying Stock was included in the
                                            BTK Index on or prior to the Record
                                            Date for the related dividend or
                                            other payment on the Underlying
                                            Stock. Base coupon amounts payable
                                            in respect of each Biotech BOXES
                                            shall be calculated on the basis of
                                            the dividends paid in respect of
                                            each share of Underlying Stock
                                            represented by such Biotech BOXES,
                                            based on the applicable Exchange
                                            Ratios on the ex-dividend date for
                                            such dividend. Holders shall not
                                            receive any non-cash dividends or
                                            distributions on any Underlying
                                            Stock.

                                            (ii) On the Interest Payment Date
                                            occurring in December of each year,
                                            commencing December 2002, the Issuer
                                            shall also pay an annual
                                            supplemental coupon on each Biotech
                                            BOXES, which shall accrue at an
                                            annual rate of 0.05% of the lesser
                                            of one thirtieth of the Closing
                                            Value of the BTK Index on March 19,
                                            2002 and one thirtieth of the
                                            average closing value of the BTK
                                            Index during the preceding Annual
                                            Calculation Period. For purposes of
                                            calculating the annual supplemental
                                            coupon, the average closing value of
                                            the BTK Index during the preceding
                                            Annual Calculation Period shall
                                            equal the sum of the Closing Values
                                            of the BTK Index on each Trading Day
                                            in such Annual Calculation Period
                                            divided by the number of Trading
                                            Days in such Annual Calculation
                                            Period. The fraction used in
                                            calculating supplemental coupon
                                            amounts (the "Supplemental Coupon
                                            Fraction"), initially one thirtieth,
                                            is subject to adjustment as
                                            described below under "Adjustments
                                            to the Biotech BOXES." Each annual
                                            calculation period (an "Annual
                                            Calculation Period") shall commence
                                            on, and include, the 30th day of
                                            each October and extend to, but
                                            exclude, the 30th day of the
                                            following October (except that the
                                            first calculation period shall
                                            commence on, and include, the
                                            Original Issue Date and the final
                                            Annual Calculation Period shall
                                            extend to, but exclude, the 15th day
                                            prior to the Maturity Date or
                                            (except as provided below under
                                            "Alternate Exchange Calculation in
                                            Case of an Event of Default") the
                                            date of acceleration, as the case
                                            may be). The Calculation Agent shall
                                            notify the Trustee and DTC, on which
                                            notice the Trustee and DTC may
                                            conclusively rely, of the annual
                                            supplemental coupon amount payable
                                            per each Biotech BOXES on or before
                                            the second Trading Day immediately
                                            following the last day of the
                                            applicable Annual Calculation
                                            Period, and annual supplemental
                                            coupons shall be paid to Holders of
                                            record on the Record Date following
                                            the relevant Annual Calculation
                                            Period or, in the case of the annual
                                            supplemental coupon payable at
                                            maturity or upon acceleration,
                                            Holders of record on the Maturity
                                            Date or the date of acceleration, as
                                            the case may be.

                                            Annual supplemental coupons shall
                                            accrue on the basis of a 360-day
                                            year consisting of twelve 30-day
                                            months. Accrued but unpaid
                                            supplemental coupon amounts shall be
                                            payable by the Issuer on the
                                            Maturity Date but not upon a
                                            Holder's exercise of its Exchange
                                            Right or the Issuer's exercise of
                                            its Issuer Redemption Right. Accrued
                                            but unpaid supplemental coupon
                                            amounts paid on the Maturity Date
                                            shall accrue through the Trading Day
                                            immediately prior to the Maturity
                                            Date.

Early Redemption Notice Date............. The date, if any, on which the Issuer exercises its Issuer Redemption Right
                                          with respect to the Biotech BOXES, as
                                          described under "Issuer Redemption
                                          Right" and "Discontinuance of the BTK
                                          Index; Successor Index; Issuer
                                          Redemption Right" below.

Closing Value............................ The closing value of the BTK Index or any Successor Index as reported by the
                                          American Stock Exchange or another
                                          entity publishing a Successor Index on
                                          a specified date.

Exchange Right........................... Beginning April 22, 2002, a Holder of
                                          Biotech BOXES may, subject to the
                                          Minimum Exchange Amount, exchange each
                                          Biotech BOXES held by it for its Cash
                                          Settlement Value, plus accrued but
                                          unpaid base coupon amounts up to, and
                                          including, the applicable Exchange
                                          Notice Date, by taking the following
                                          steps through normal clearing system
                                          channels: (i) duly complete an
                                          Official Notice of Exchange, attached
                                          as Annex A hereto; (ii) deliver such
                                          Official Notice of Exchange to the
                                          Issuer (which must be acknowledged by
                                          the Issuer) before 12:00 p.m. (New
                                          York City time) on any Trading Day
                                          before the sixth Trading Day prior to
                                          the Maturity Date or an Early
                                          Redemption Date; and (iii) transfer
                                          the Biotech BOXES to be exchanged to
                                          the Trustee on the Issuer's behalf on
                                          or prior to 10:00 a.m. (New York City
                                          time) on the Exchange Date.

                                          If an Official Notice of Exchange is
                                          received by the Issuer after 12:00
                                          p.m. (New York City time) on any
                                          Trading Day or on any day that is not
                                          a Trading Day, such notice shall not
                                          be effective, and a new Official
                                          Notice of Exchange must be validly
                                          submitted in order for a Holder of
                                          Biotech BOXES to exercise its Exchange
                                          Right on any future Trading Day.

                                          Subject to the Holder's proper
                                          instruction as aforesaid, the Issuer
                                          shall, on the Exchange Date, deliver
                                          the Cash Settlement Value for each
                                          Biotech BOXES exchanged, plus accrued
                                          but unpaid base coupon amounts, to the
                                          Trustee for payment to the Holder for
                                          regular way settlement through the
                                          facilities of DTC or any successor
                                          depositary, unless there is a Market
                                          Disruption Event with respect to one
                                          or more of the Underlying Stocks on
                                          the Exchange Notice Date on which the
                                          Holder delivered a duly completed
                                          Official Notice of Exchange
                                          acknowledged by the Issuer (and, so
                                          long as the regular way settlement
                                          date is three Trading Days after such
                                          Exchange Notice Date, a Market
                                          Disruption Event occurs or is
                                          continuing with respect to such
                                          Underlying Stock(s) on the Trading Day
                                          following the Exchange Notice Date).

                                          If there is no such Market Disruption
                                          Event with respect to any of the
                                          Underlying Stocks on such Exchange
                                          Notice Date, prior to 11:00 a.m. on
                                          the first Business Day immediately
                                          succeeding such Exchange Notice Date,
                                          the Issuer shall cause the Calculation
                                          Agent to provide written notice to the
                                          Trustee and DTC at their respective
                                          New York offices, on which notice the
                                          Trustee and DTC may conclusively rely,
                                          (i) of its receipt of any such
                                          "Official Notice of Exchange;" and
                                          (ii) of the total amount of cash to be
                                          paid, equaling the product of the
                                          appropriate Cash Settlement Value plus
                                          accrued but unpaid base coupon amounts
                                          and the total number of Biotech BOXES
                                          to be exchanged.

                                          If there is such a Market Disruption
                                          Event, settlement shall occur on the
                                          later of (i) the regular way
                                          settlement date; and (ii) the second
                                          Trading Day after the last
                                          Determination Date on which the
                                          Calculation Agent determines the Cash
                                          Settlement Value of each Biotech BOXES
                                          to be exchanged and the foregoing
                                          notice to the Trustee and DTC shall be
                                          given prior to 11:00 a.m. on the first
                                          Business Day preceding such
                                          settlement. In no event shall
                                          settlement occur later than the fifth
                                          Trading Day following the Exchange
                                          Notice Date, as described under
                                          "--Determination Date" above.

                                          If a Holder of Biotech BOXES tenders
                                          its Biotech BOXES for exchange
                                          pursuant to its Exchange Right, the
                                          Issuer shall be entitled to request
                                          that Morgan Stanley & Co. Incorporated
                                          or its successor ("MS & Co.") purchase
                                          the Biotech BOXES to be exchanged in
                                          consideration of, for each Biotech
                                          BOXES exchanged, an amount of cash
                                          equal to the Cash Settlement Value
                                          that would otherwise have been payable
                                          by the Issuer on the Exchange Date,
                                          plus accrued but unpaid base coupon
                                          amounts as described under "Interest
                                          Rate" above. MS & Co.'s agreement to
                                          purchase the tendered Biotech BOXES
                                          shall be without prejudice to the
                                          Holder's right to proceed against the
                                          Issuer upon any failure by MS & Co. to
                                          settle the purchase when due. Any
                                          Biotech BOXES purchased by MS & Co.
                                          shall remain outstanding.

                                          If the Exchange Date for the exchange
                                          of a Holder's Biotech BOXES is after
                                          the conclusion of a Quarterly
                                          Calculation Period and prior to the
                                          ex-interest date for the Interest
                                          Payment Date relating to such
                                          Quarterly Calculation Period, on the
                                          Exchange Date the Holder shall be
                                          entitled to base coupon amounts that
                                          have accrued from and including the
                                          Calculation Commencement Date of such
                                          Quarterly Calculation Period to and
                                          including the applicable Exchange
                                          Notice Date. The "ex-interest" date
                                          for any Interest Payment Date is the
                                          date on which purchase transactions in
                                          the Biotech BOXES no longer carry the
                                          right to receive the interest payable
                                          on such Interest Payment Date.

                                          If the Exchange Date for the exchange
                                          of a Holder's Biotech BOXES is on or
                                          after the ex-interest date for an
                                          Interest Payment Date and prior to
                                          such Interest Payment Date, on such
                                          Exchange Date a Holder shall only be
                                          entitled to its Cash Settlement Value
                                          plus any base coupon amounts that have
                                          accrued from but excluding the last
                                          day of the Quarterly Calculation
                                          Period relating to such Interest
                                          Payment Date to and including the
                                          Exchange Notice Date. For avoidance of
                                          doubt, such Holder shall be entitled
                                          to any base coupon amounts that have
                                          accrued during the Quarterly
                                          Calculation Period relating to such
                                          Interest Payment Date on such Interest
                                          Payment Date.

Minimum Exchange Amount.................. In order to exercise its Exchange
                                          Right, a Holder of Biotech BOXES must
                                          exchange at least 30,000 Biotech
                                          BOXES, or multiples of 100 in excess
                                          thereof. The Minimum Exchange Amount
                                          shall not apply so long as a Credit
                                          Exchange Event has occurred and is
                                          continuing.

Issuer Redemption Right.................. On or after March 22, 2009 (the
                                          "Initial Redemption Date"), or earlier
                                          if the BTK Index is discontinued or
                                          suspended and there is no appropriate
                                          Successor Index as described under
                                          "Discontinuance of the BTK Index;
                                          Successor Index; Issuer Redemption
                                          Right," upon at least 30 but not more
                                          than 60 days' notice to Holders of the
                                          Biotech BOXES, the Issuer may redeem
                                          the Biotech BOXES in whole but not in
                                          part for mandatory exchange. If the
                                          Biotech BOXES are so called for
                                          redemption by the Issuer, then, unless
                                          the Holder subsequently exercises its
                                          Exchange Right prior to the sixth
                                          Trading Day immediately preceding the
                                          date fixed by the Issuer and set forth
                                          in the Early Redemption Notice for
                                          settlement of the redemption (the
                                          "Early Redemption Date"), Cash
                                          Settlement Value for each Biotech
                                          BOXES so called for redemption plus
                                          accrued but unpaid base coupon amounts
                                          to but excluding the sixth Trading Day
                                          prior to the Early Redemption Date
                                          shall be paid to Holders, on the Early
                                          Redemption Date, upon delivery of such
                                          Holder's Biotech BOXES to the Trustee.
                                          The Issuer shall, or shall cause MS &
                                          Co., to deliver such Cash Settlement
                                          Value for each Biotech BOXES so called
                                          for redemption and such base coupon
                                          amounts to the Trustee on the Early
                                          Redemption Date for payment to such
                                          Holder.

                                          On the Early Redemption Notice Date,
                                          the Issuer shall give notice (the
                                          "Early Redemption Notice") of its
                                          exercise of the Issuer Redemption
                                          Right (i) to the Holders of the
                                          Biotech BOXES by mailing notice of
                                          such exercise by first class mail,
                                          postage prepaid, at least 30 days and
                                          not more than 60 days prior to the
                                          Early Redemption Date at the Holder's
                                          last address as it shall appear upon
                                          the registry books; (ii) to the
                                          Trustee by telephone or facsimile
                                          confirmed by mailing such notice to
                                          the Trustee by first class mail,
                                          postage prepaid, at its New York
                                          office; and (iii) to DTC in accordance
                                          with the applicable procedures set
                                          forth in the Letter of Representations
                                          related to the Biotech BOXES. Any
                                          notice which is mailed in the manner
                                          herein provided shall be conclusively
                                          presumed to have been duly given,
                                          whether or not a Holder of Biotech
                                          BOXES receives the notice. Failure to
                                          give notice by mail, or any defect in
                                          the notice to a Holder of Biotech
                                          BOXES, shall not affect the validity
                                          of the proceedings for the exercise of
                                          the Issuer Redemption Right to any
                                          other Biotech BOXES

                                          The Early Redemption Notice shall be
                                          given by the Issuer or, at the
                                          Issuer's request, by the Trustee in
                                          the name and at the expense of the
                                          Issuer and shall specify (i) the Early
                                          Redemption Date; (ii) the place or
                                          places of payment of Cash Settlement
                                          Value, and, if applicable, of any
                                          accrued but unpaid base coupon amounts
                                          as described under "Interest Rate"
                                          above, payable by the Issuer for each
                                          Biotech BOXES to be redeemed; (iii)
                                          that such delivery shall be made upon
                                          presentation and surrender of the
                                          Biotech BOXES; and (iv) that such
                                          exchange is pursuant to the Issuer
                                          Redemption Right.

                                          If any Biotech BOXES are not
                                          surrendered for exchange on the Early
                                          Redemption Date, they shall be deemed
                                          to be no longer outstanding under the
                                          Senior Indenture after the Early
                                          Redemption Date, except with respect
                                          to the Holder's right to receive the
                                          Cash Settlement Value and accrued but
                                          unpaid base coupon amounts due in
                                          connection with the Issuer Redemption
                                          Right for each Biotech BOXES called
                                          for redemption.

                                          If the Early Redemption Notice Date is
                                          after the conclusion of a Quarterly
                                          Calculation Period but prior to the
                                          ex-interest date for the Interest
                                          Payment Date relating to such
                                          Quarterly Calculation Period, such
                                          Interest Payment Date and the related
                                          Record Date shall be suspended and on
                                          the Early Redemption Date Holders of
                                          the Biotech BOXES on such Early
                                          Redemption Date shall be entitled to
                                          Cash Settlement Value for each Biotech
                                          BOXES called for redemption plus any
                                          base coupon amounts that have accrued
                                          from and including the Calculation
                                          Commencement Date of such Quarterly
                                          Calculation Period to but excluding
                                          the sixth Trading Day prior to the
                                          Early Redemption Date.

                                          If the Early Redemption Notice Date is
                                          after the conclusion of a Quarterly
                                          Calculation Period and on or after the
                                          ex-interest date for the Interest
                                          Payment Date relating to such
                                          Quarterly Calculation Period, the
                                          Issuer shall pay on the Early
                                          Redemption Date to the Holders of the
                                          Biotech BOXES on the Early Redemption
                                          Date any base coupon amounts that have
                                          accrued from but excluding the last
                                          day of the Quarterly Calculation
                                          Period relating to such Interest
                                          Payment Date to but excluding the
                                          sixth Trading Day prior to the Early
                                          Redemption Date, and the Issuer shall
                                          pay to Holders of the Biotech BOXES on
                                          the Record Date relating to such
                                          Interest Payment Date base coupon
                                          amounts accruing during the Quarterly
                                          Calculation Period relating to such
                                          Interest Payment Date either: (i) on
                                          such Interest Payment Date, if such
                                          Interest Payment Date is prior to the
                                          Early Redemption Date, or (ii) on the
                                          Early Redemption Date, if such
                                          Interest Payment Date is on or after
                                          the Early Redemption Date.

Exchange Ratios.......................... The Exchange Ratio for each Underlying
                                          Stock shall be initially calculated by
                                          multiplying (a) the number of shares
                                          of such Underlying Stock, after
                                          appropriate adjustments (including
                                          those relating to the divisor used by
                                          the American Stock Exchange in the
                                          calculation of the BTK Index (the
                                          "Divisor")), on March 19, 2002, in
                                          calculating the BTK Index by (b) one
                                          thirtieth.

                                          The Calculation Agent shall adjust the
                                          Exchange Ratios for the Underlying
                                          Stocks following each quarterly
                                          rebalancing of the BTK Index by the
                                          American Stock Exchange. The
                                          Calculation Agent shall also adjust an
                                          Exchange Ratio (x) if the American
                                          Stock Exchange adjusts the composition
                                          of the BTK Index, the Divisor or the
                                          number of shares of the Underlying
                                          Stock used in calculating the BTK
                                          Index between quarterly rebalancings;
                                          (y) in accordance with the third and
                                          seventh paragraphs under
                                          "Discontinuance of the BTK Index;
                                          Successor Index; Issuer Redemption
                                          Right"; and (z) in accordance with
                                          "Adjustments to the Biotech BOXES." No
                                          such adjustment shall be made,
                                          however, if the Calculation Agent
                                          determines that such change by the
                                          American Stock Exchange contains or is
                                          the result of a manifest error. In
                                          such case, any exchange shall be made
                                          at the Exchange Ratio then in effect
                                          without regard to such manifest error.

                                          The Calculation Agent shall provide
                                          information as to any adjustment to
                                          any Exchange Ratio upon written
                                          request by a Holder of Biotech BOXES.

Discontinuance of the BTK Index;
Successor Index; Issuer Redemption
Right.................................... If and so long as the American Stock
                                          Exchange discontinues or suspends
                                          publication of the BTK Index and the
                                          American Stock Exchange or another
                                          entity publishes a successor or
                                          substitute index that the Calculation
                                          Agent determines to be substantially
                                          identical to the discontinued or
                                          suspended BTK Index (such index being
                                          referred to herein as a "Successor
                                          Index"), then such Successor Index
                                          shall replace the BTK Index for all
                                          purposes, including for purposes of
                                          determining the Exchange Ratios to be
                                          used in computing the Cash Settlement
                                          Value payable for each Biotech BOXES
                                          based on the shares of Underlying
                                          Stocks. If the publication of a
                                          Successor Index is discontinued or
                                          suspended and the American Stock
                                          Exchange or another entity publishes a
                                          successor or substitute index that the
                                          Calculation Agent determines to be
                                          substantially identical to the
                                          discontinued or suspended BTK Index,
                                          then such other Index shall replace
                                          the discontinued or suspended BTK
                                          Index and shall be deemed to be the
                                          Successor Index for all purposes
                                          thereof.

                                          Upon any selection by the Calculation
                                          Agent of a Successor Index, the
                                          Calculation Agent shall cause written
                                          notice thereof to be furnished to the
                                          Trustee, to the Issuer and to the
                                          Holders of the Biotech BOXES within
                                          three Trading Days of such selection.

                                          If the American Stock Exchange
                                          discontinues or suspends publication
                                          of the BTK Index prior to, and such
                                          discontinuance or suspension is
                                          continuing on, a date on which the
                                          Cash Settlement Value for each Biotech
                                          BOXES is to be determined and the
                                          Calculation Agent determines that no
                                          Successor Index is available at such
                                          time, then on such date (unless the
                                          Issuer shall have redeemed the Biotech
                                          BOXES pursuant to its Issuer
                                          Redemption Right as described under
                                          "Issuer Redemption Right" above), the
                                          Calculation Agent or one of its
                                          affiliates shall determine the
                                          Exchange Ratios to be used in
                                          computing the Cash Settlement Value
                                          for each Biotech BOXES. The Cash
                                          Settlement Value for each Biotech
                                          BOXES shall be computed by the
                                          Calculation Agent or one of its
                                          affiliates in accordance with the
                                          formula for and method of calculating
                                          the BTK Index (or Successor Index, as
                                          the case may be) last in effect prior
                                          to the discontinuance or suspension of
                                          the BTK Index (or Successor Index, as
                                          the case may be), using the Market
                                          Price at such time (or, if trading in
                                          an Underlying Stock has been
                                          materially suspended or limited, its
                                          good faith estimate of the Market
                                          Price that would have prevailed but
                                          for such suspension or limitation) for
                                          each security most recently comprising
                                          the BTK Index (or Successor Index, as
                                          the case may be).

                                          A material suspension or limitation of
                                          trading with respect to an Underlying
                                          Stock shall be deemed to have occurred
                                          upon (i) a suspension, absence or
                                          material limitation of trading in such
                                          Underlying Stock for more than two
                                          hours of trading or during the
                                          one-half hour period preceding the
                                          close of trading in the primary
                                          exchange or market of trading for such
                                          Underlying Stock; or (ii) a breakdown
                                          or failure in the price and trading
                                          systems of the primary exchange or
                                          market of trading for such Underlying
                                          Stock, as a result of which the
                                          reported trading prices for such
                                          Underlying Stock during the last
                                          one-half hour preceding the closing of
                                          trading in such market are materially
                                          inaccurate, as determined by the
                                          Calculation Agent in its sole
                                          discretion.

                                          The Issuer shall cause the Calculation
                                          Agent to provide prompt notice to the
                                          Trustee, on which notice the Trustee
                                          may conclusively rely, of (i) the
                                          discontinuance or suspension by the
                                          American Stock Exchange or another
                                          entity of the BTK Index or a Successor
                                          Index; (ii) the Calculation Agent's
                                          selection of any Successor Index; and
                                          (iii) in the event that there is no
                                          appropriate Successor Index, of the
                                          manner in which the Calculation Agent
                                          shall thereafter determine the
                                          Exchange Ratios to be used in
                                          computing the Cash Settlement Value
                                          with respect to the Biotech BOXES.

                                          If, as a result of any discontinuance
                                          or suspension of the BTK Index or a
                                          Successor Index or any modification of
                                          the BTK Index or a Successor Index,
                                          the Calculation Agent makes any
                                          adjustment to any Exchange Ratio of
                                          any Underlying Stock and consequent
                                          adjustment to the Cash Settlement
                                          Value due to the Holder for each
                                          Biotech BOXES, the Calculation Agent
                                          shall give prompt notice of any such
                                          adjustments to the Trustee at its New
                                          York office, on which notice the
                                          Trustee may conclusively rely.

                                          Notwithstanding the foregoing, the
                                          Issuer shall have the right to redeem
                                          the Biotech BOXES at any time that the
                                          Calculation Agent determines that
                                          there is no appropriate Successor
                                          Index, even if such event occurs
                                          before the Initial Redemption Date.
                                          See "Issuer Redemption Right" above.
                                          If the Issuer exercises this right,
                                          then from and after the Early
                                          Redemption Notice Date the Calculation
                                          Agent shall cease to calculate the BTK
                                          Index and the composition of the
                                          Underlying Stocks shall become fixed
                                          as of such date, except that the
                                          Calculation Agent in its sole
                                          discretion may make adjustments
                                          thereafter solely to reflect the
                                          occurrence of a corporate or other
                                          similar event affecting an Underlying
                                          Stock. Any such subsequent adjustment
                                          shall be designed to maintain the
                                          relative investment represented by
                                          each Underlying Stock at its
                                          respective Exchange Ratio as of the
                                          Early Redemption Notice Date.

Adjustments to the Biotech
BOXES.................................... If the method of calculating the BTK
                                          Index or a Successor Index is modified
                                          so that the value of such index is a
                                          fraction or multiple of what it would
                                          have been had it not been so modified,
                                          then the Calculation Agent shall
                                          adjust the Exchange Ratios of the
                                          Underlying Stocks in order to arrive
                                          at a value of the Biotech BOXES
                                          relative to the BTK Index or any such
                                          Successor Index as if the BTK Index or
                                          any such Successor Index had not been
                                          so modified. The Calculation Agent
                                          shall also adjust the Supplemental
                                          Coupon Fraction in order to arrive at
                                          a supplemental coupon amount that
                                          would have been calculated if the BTK
                                          Index or any such Successor Index had
                                          not been so modified.

                                          The Issuer shall cause the Calculation
                                          Agent to provide prompt notice to the
                                          Trustee of any adjustment to an
                                          Exchange Ratio or the Supplemental
                                          Coupon Fraction, on which notice the
                                          Trustee may conclusively rely.

Credit Exchange Event.................... If and so long as the Issuer's senior debt rating is downgraded below A- by
                                          Standard & Poor's Rating Services
                                          ("Standard and Poor's") or below A3 by
                                          Moody's Investors Service ("Moody's")
                                          (or below the equivalent ratings of
                                          any successor to Standard & Poor's or
                                          Moody's), a Credit Exchange Event
                                          shall occur. So long as a Credit
                                          Exchange Event has occurred and is
                                          continuing, the Minimum Exchange
                                          Amount shall not apply.

                                          The Issuer shall cause the Calculation
                                          Agent to provide prompt notice to the
                                          Trustee and DTC of the occurrence of
                                          any Credit Exchange Event and the
                                          discontinuance of such Credit Exchange
                                          Event, on which notice the Trustee and
                                          DTC may conclusively rely. The Issuer
                                          shall also instruct the Trustee to
                                          provide notice to the Holders of
                                          Biotech BOXES of the occurrence of a
                                          Credit Exchange Event.

Calculation Agent........................ MS & Co.

                                          The Issuer shall cause the Calculation
                                          Agent to make all calculations
                                          hereunder, including without
                                          limitation with respect to any
                                          Exchange Ratio, Cash Settlement Value,
                                          Market Price, Interest Rate, amount of
                                          interest payable with respect to each
                                          Biotech BOXES and any adjustment to
                                          the Exchange Ratio. The Trustee shall
                                          have no responsibility to make any
                                          calculation hereunder, including the
                                          foregoing.

                                          The Calculation Agent shall be solely
                                          responsible for determining the Cash
                                          Settlement Value and base and
                                          supplemental coupon amounts. All
                                          determinations made by the Calculation
                                          Agent shall be at the sole discretion
                                          of the Calculation Agent and shall, in
                                          the absence of manifest error, be
                                          conclusive for all purposes and
                                          binding on the Issuer, the Trustee and
                                          Holders of the Biotech BOXES.

                                          The Calculation Agent shall round all
                                          percentages resulting from any
                                          calculation with respect to the
                                          Biotech BOXES to the nearest one
                                          hundred-thousandth of a percentage
                                          point, with five one millionths of a
                                          percentage point rounded upwards. All
                                          dollar amounts used in, or resulting
                                          from, such calculation shall be
                                          rounded to the nearest cent with
                                          five-tenths of a cent being rounded
                                          upwards.

                                          The Issuer shall cause the Calculation
                                          Agent to provide notice to the Trustee
                                          and DTC no later than 11:00 a.m. New
                                          York City time on the fifth Trading
                                          Day prior to the Maturity Date or any
                                          Early Redemption Date of the aggregate
                                          amount of interest or the Cash
                                          Settlement Value payable to Holders on
                                          each such date, on which notice the
                                          Trustee and DTC may conclusively rely.

Market Disruption Event.................. A Market Disruption Event with respect to an Underlying Stock shall be deemed
                                          to have occurred upon:

                                              (i)  a suspension, absence or
                                                   material limitation of
                                                   trading of such Underlying
                                                   Stock on the primary market
                                                   for such Underlying Stock for
                                                   more than two hours of
                                                   trading or during the
                                                   one-half hour period
                                                   preceding the close of the
                                                   principal trading session in
                                                   such market; or a breakdown
                                                   or failure in the price and
                                                   trade reporting systems of
                                                   the primary market for such
                                                   Underlying Stock as a result
                                                   of which the reported trading
                                                   prices for such Underlying
                                                   Stock during the last
                                                   one-half hour preceding the
                                                   closing of the principal
                                                   trading session in such
                                                   market are materially
                                                   inaccurate, as determined by
                                                   the Calculation Agent in its
                                                   sole discretion; and

                                              (ii) a determination by the
                                                   Calculation Agent in its sole
                                                   discretion that any event
                                                   described in clause (i) above
                                                   materially interfered with
                                                   the ability of the Issuer or
                                                   any of its affiliates to
                                                   unwind or adjust all or a
                                                   material portion of the hedge
                                                   with respect to the Biotech
                                                   BOXES.

                                          For purposes of determining whether a
                                          Market Disruption Event has occurred
                                          with respect to an Underlying Stock:
                                          (1) a limitation on the hours or
                                          number of days of trading shall not
                                          constitute a Market Disruption Event
                                          if it results from an announced change
                                          in the regular business hours of the
                                          relevant exchange; and (2) limitations
                                          pursuant to New York Stock Exchange
                                          ("NYSE") Rule 80A (or any applicable
                                          rule or regulation enacted or
                                          promulgated by the NYSE, any other
                                          self-regulatory organization or the
                                          Commission of similar scope as
                                          determined by the Calculation Agent)
                                          on trading during significant market
                                          fluctuations shall constitute a
                                          suspension, absence or material
                                          limitation of trading.

Market Price............................. If an Underlying Stock (or any other security for which a Market Price must
                                          be determined) is listed on a national
                                          securities exchange, is a security of
                                          The Nasdaq National Market or is
                                          included in the OTC Bulletin Board
                                          Service ("OTC Bulletin Board")
                                          operated by the National Association
                                          of Securities Dealers, Inc. (the
                                          "NASD"), the Market Price for one
                                          share of such Underlying Stock (or one
                                          unit of any such other security) means
                                          (i) the last reported sale price,
                                          regular way, of the principal trading
                                          session on such day on the principal
                                          U.S. securities exchange registered
                                          under the Securities Exchange Act of
                                          1934, as amended, on which such
                                          Underlying Stock (or any such other
                                          security) is listed or admitted to
                                          trading (which may be The Nasdaq
                                          National Market if it is then a
                                          national securities exchange) or (ii)
                                          if not listed or admitted to trading
                                          on any such securities exchange or if
                                          such last reported sale price is not
                                          obtainable (even if such Underlying
                                          Stock (or any such other security) is
                                          listed or admitted to trading on such
                                          securities exchange), the last
                                          reported sale price of the principal
                                          trading session on the
                                          over-the-counter market as reported on
                                          The Nasdaq National Market (if it is
                                          not then a national securities
                                          exchange) or OTC Bulletin Board on
                                          such day. If the last reported sale
                                          price of the principal trading session
                                          is not available pursuant to clause
                                          (i) or (ii) above, the Market Price
                                          for any Trading Day or any
                                          Determination Date that is not a
                                          Trading Day shall be the mean, as
                                          determined by the Calculation Agent,
                                          of the bid prices for such Underlying
                                          Stock (or any such other security)
                                          obtained from as many dealers in such
                                          stock (which may include MS & Co. or
                                          any of the Issuer's other subsidiaries
                                          or affiliates), but not exceeding
                                          three, as shall make such bid prices
                                          available to the Calculation Agent. A
                                          "security of The Nasdaq National
                                          Market" shall include a security
                                          included in any successor to such
                                          system and the term "OTC Bulletin
                                          Board Service" shall include any
                                          successor service thereto.

Alternate Exchange Calculation in Case
of an Event of Default................... Upon acceleration of the Biotech BOXES following the occurrence of an Event
                                          of Default, as defined in the Senior
                                          Indenture, with respect to the Biotech
                                          BOXES, Holders shall be entitled to
                                          receive an amount in cash for each
                                          Biotech BOXES equal to Cash Settlement
                                          Value, as calculated by the
                                          Calculation Agent as if the date of
                                          the acceleration were a Determination
                                          Date, plus accrued but unpaid base
                                          coupon amounts and accrued but unpaid
                                          supplemental coupon amounts up to but
                                          excluding the date of acceleration;
                                          provided that if prior to the date of
                                          acceleration (x) a Holder of the
                                          Biotech BOXES has submitted an
                                          Official Notice of Exchange to the
                                          Issuer in accordance with "Exchange
                                          Right" above; or (y) the Issuer has
                                          called the Biotech BOXES for
                                          redemption in accordance with "Issuer
                                          Redemption Right" and "Early
                                          Redemption Notice Date" above and the
                                          date of acceleration occurs on or
                                          after the sixth Trading Day prior to
                                          the Early Redemption Date, the amount
                                          declared due and payable upon any such
                                          acceleration shall be an amount in
                                          cash for each Biotech BOXES equal to
                                          the Cash Settlement Value, determined
                                          by the Calculation Agent as of the
                                          Determination Date relating to such
                                          Holder's exercise of its exchange
                                          right or such call for redemption by
                                          the Issuer, as applicable, plus
                                          accrued but unpaid base coupon amounts
                                          calculated up to and including the
                                          Exchange Notice Date or up to but
                                          excluding the sixth Trading Day prior
                                          to the early Redemption Date, as
                                          applicable. If the Issuer has called
                                          the Biotech BOXES for redemption and
                                          the acceleration date occurs before
                                          the sixth Trading Day prior to the
                                          Early Redemption Date, Holders shall
                                          be entitled to receive an amount in
                                          cash for each Biotech BOXES equal to
                                          Cash Settlement Value calculated as of
                                          the date of acceleration, plus accrued
                                          but unpaid base coupon amounts up to
                                          but excluding such date of
                                          acceleration. Whenever in the Senior
                                          Indenture, including 5.01(b) of the
                                          Senior Indenture, or this Registered
                                          Global Security there is mentioned, in
                                          any context, default in the payment of
                                          the principal or principal amount of
                                          any Security of any series, such
                                          mention shall be deemed to be, solely
                                          with respect to the Biotech BOXES,
                                          default in the payment of the Cash
                                          Settlement Value with respect to such
                                          Biotech BOXES.

                                          If the acceleration date is after the
                                          conclusion of a Quarterly Calculation
                                          Period but prior to the ex-interest
                                          date for the Interest Payment Date
                                          relating to such Quarterly Calculation
                                          Period, such Interest Payment Date and
                                          the related Record Date shall be
                                          suspended and on the acceleration date
                                          Holders of the Biotech BOXES on such
                                          acceleration date shall be entitled to
                                          Cash Settlement Value for each of
                                          their Biotech BOXES plus any base
                                          coupon amounts that have accrued from
                                          and including the Calculation
                                          Commencement Date of such Quarterly
                                          Calculation Period to but excluding
                                          the acceleration date. Furthermore, if
                                          the acceleration date is after the
                                          conclusion of an Annual Calculation
                                          Period (other than the final Annual
                                          Calculation Period) but prior to the
                                          ex-interest date for the Interest
                                          Payment Date relating to such Annual
                                          Calculation Period, on the
                                          acceleration date Holders of the
                                          Biotech BOXES on such acceleration
                                          date also shall be entitled to any
                                          supplemental coupon amounts that have
                                          accrued from and including the
                                          commencement date of such Annual
                                          Calculation Period to but excluding
                                          the acceleration date. For the
                                          purposes of determining supplemental
                                          coupon amounts that have accrued from
                                          and including the commencement date of
                                          such Annual Calculation Period to but
                                          excluding the acceleration date,
                                          supplemental coupon amounts shall
                                          accrue at an annual rate of 0.05% of
                                          the lesser of one thirtieth of the
                                          Closing Value of the BTK Index on
                                          March 19, 2002 and one thirtieth of
                                          the average closing value of the BTK
                                          Index during such Annual Calculation
                                          Period.

                                          If the acceleration date is after the
                                          conclusion of a Quarterly Calculation
                                          Period and on or after the ex-interest
                                          date for the Interest Payment Date
                                          relating to such Quarterly Calculation
                                          Period, the Issuer shall pay on the
                                          acceleration date to the Holders of
                                          Biotech BOXES on the acceleration date
                                          any base coupon amounts that have
                                          accrued from but excluding the last
                                          day of the Quarterly Calculation
                                          Period relating to such Interest
                                          Payment Date to but excluding the
                                          acceleration date, and the Issuer
                                          shall pay to Holders of the Biotech
                                          BOXES on the Record Date relating to
                                          such Interest Payment Date base coupon
                                          amounts accruing during the Quarterly
                                          Calculation Period relating to such
                                          Interest Payment Date either: (i) on
                                          such Interest Payment Date, if such
                                          Interest Payment Date is prior to the
                                          acceleration date, or (ii) on the
                                          acceleration date, if such Interest
                                          Payment Date is on or after the
                                          acceleration date. Furthermore, if the
                                          acceleration date is after the
                                          conclusion of an Annual Calculation
                                          Period (other than the final Annual
                                          Calculation Period) and on or after
                                          the ex-interest date for the Interest
                                          Payment Date relating to such Annual
                                          Calculation Period, the Issuer shall
                                          pay on the acceleration date to the
                                          Holders of Biotech BOXES on the
                                          acceleration date any supplemental
                                          coupon amounts that have accrued from
                                          but excluding the last day of the
                                          Annual Calculation Period relating to
                                          such Interest Payment Date to but
                                          excluding the acceleration date
                                          (determined as described in the last
                                          sentence of this paragraph), and the
                                          Issuer shall pay to Holders of the
                                          Biotech BOXES on the Record Date
                                          relating to such Interest Payment Date
                                          supplemental coupon amounts accruing
                                          during the Annual Calculation Period
                                          relating to such Interest Payment Date
                                          either: (i) on such Interest Payment
                                          Date, if such Interest Payment Date is
                                          prior to the acceleration date, or
                                          (ii) on the acceleration date, if such
                                          Interest Payment Date is on or after
                                          the acceleration date. For the
                                          purposes of determining supplemental
                                          coupon amounts that have accrued from
                                          but excluding the last day of the
                                          Annual Calculation Period relating to
                                          such Interest Payment Date to but
                                          excluding the acceleration date,
                                          supplemental coupon amounts shall
                                          accrue at an annual rate of 0.05% of
                                          the lesser of one thirtieth of the
                                          Closing Value of the BTK Index on
                                          March 19, 2002 and one thirtieth of
                                          the average closing value of the BTK
                                          Index during such Annual Calculation
                                          Period.

                                          The Calculation Agent shall determine
                                          the amount of cash due with respect to
                                          each Biotech BOXES on an acceleration
                                          date and shall give the Trustee
                                          immediate notice of such amount, on
                                          which notice the Trustee may
                                          conclusively rely.

Notices to Trustee....................... Except as otherwise specifically provided herein, all notices given
                                          hereunder to the Trustee shall be in
                                          writing and shall be delivered either
                                          by hand to its Corporate Trust Office
                                          in the Borough of Manhattan, The City
                                          of New York, or by facsimile
                                          transmission to said office promptly
                                          confirmed by mailing such notice to
                                          the Trustee by first class mail,
                                          postage prepaid, at said office and
                                          all references herein to the New York
                                          office of the Trustee shall mean said
                                          Corporate Trust Office, which office
                                          on the Original Issue Date is located
                                          at 450 West 33rd Street, New York, New
                                          York 10001, Attention: Institutional
                                          Trust Services.

Treatment of Biotech BOXES for United
States Federal Income Tax Purposes....... The Issuer, by its sale of the Biotech
                                          BOXES, and each Holder of Biotech
                                          BOXES (and any successor Holder of
                                          Biotech BOXES), by its respective
                                          purchase thereof, agree to
                                          characterize the Biotech BOXES for all
                                          tax purposes as a prepaid cash
                                          settlement forward contract with
                                          respect to a portfolio of stocks
                                          consisting of the Underlying Stocks
                                          under which: (i) at the time of
                                          issuance of the Biotech BOXES the
                                          Holder pays the Issuer a fixed amount
                                          of cash equal to the issue price of
                                          the Biotech BOXES in consideration for
                                          the Issuer's obligation to deliver to
                                          the Holder the Cash Settlement Value
                                          on the Maturity Date or any Early
                                          Redemption Date or Exchange Date or
                                          appropriate settlement date in the
                                          case of a Market Disruption Event, as
                                          described under "Cash Settlement Value
                                          Payable at Maturity or upon Exchange
                                          or Issuer Redemption" above; (ii)
                                          until such Maturity Date or Early
                                          Redemption Date or Exchange Date or
                                          appropriate settlement date in the
                                          case of a Market Disruption Event, the
                                          Issuer shall be obligated to pay
                                          amounts equal to the base coupons and
                                          supplemental coupons as a return on
                                          the Biotech BOXES that constitutes
                                          income to the Holder; (iii) on such
                                          Maturity Date or Early Redemption Date
                                          or Exchange Date or appropriate
                                          settlement date in the case of a
                                          Market Disruption Event, the Issuer
                                          shall deliver to the Holder a cash
                                          amount equal to the sum of the Cash
                                          Settlement Value and certain accrued
                                          but unpaid coupon amounts in full
                                          satisfaction of the Issuer's
                                          obligation under the prepaid cash
                                          settlement forward contract; and (iv)
                                          it shall not take any action
                                          (including filing any tax return or
                                          form or taking any position in any tax
                                          proceeding) that is inconsistent with
                                          the obligations contained in the
                                          foregoing clauses (i) through (iii),
                                          unless such action or position is
                                          required by an applicable taxing
                                          authority, by a change in statutory
                                          law or regulation, or by a judicial or
                                          other authoritative interpretation of
                                          the law enacted, promulgated or
                                          published after the date hereof.

         Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assignees, an amount of cash equal to the Cash Settlement Value, as determined in accordance with the provisions set forth under "Cash Settlement Value Payable at Maturity or upon Exchange or Issuer Redemption" above, due with respect to each Biotech BOXES evidenced hereby on the Maturity Date specified above (except to the extent redeemed or exchanged prior to the Maturity Date) and to pay interest thereon as specified under "Interest Rate" above, from and including the relevant Calculation Commencement Date until such Cash Settlement Value is paid or duly made available for payment, quarterly in arrears on each Interest Payment Date, commencing on the Interest Payment Date following the Original Issue Date, and on any Early Redemption Date or Exchange Date. The interest so payable on any Interest Payment Date shall be paid to the person in whose name this Registered Global Security (or one or more predecessor Registered Global Securities) is registered at the close of business on the Record Date immediately preceding such Interest Payment Date.

         Payment of the Cash Settlement Value of each of the Biotech BOXES represented by this Registered Global Security and the interest due at maturity (or on any Early Redemption Date or Exchange Date) shall be made in immediately available funds upon surrender of this Registered Global Security at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine in U.S. dollars. Payments of interest, other than interest due at maturity (or on any Early Redemption Date or Exchange
Date), shall be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Registered Global Security
register. A Holder of     Biotech BOXES or more shall be entitled to receive
payments of interest, other than interest due at maturity (or on any Early Redemption Date or Exchange Date), by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Registered Global Security is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Registered Global Security shall be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Registered Global Security is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments shall be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Registered Global Security register; and provided, further, that payment of the principal of this Registered Global Security, any premium and the interest due at maturity (or on any redemption or repayment date) shall be made upon surrender of this Registered Global Security at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Registered Global Security, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or portion of payments on this Registered Global Security in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Registered Global Security at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Registered Global Security, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) shall convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Registered Global Security shall be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in New York City received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment shall be made in the Specified Currency. All currency exchange costs shall be borne by the holder of this Registered Global Security by deductions from such payments.

         Reference is hereby made to the further provisions of this Registered Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Registered Global Security to be duly executed.

DATED:  March 22, 2002                     MORGAN STANLEY DEAN WITTER & CO.



                                           By:
                                               ---------------------------------
                                               Name:  Alexander C. Frank
                                               Title: Treasurer

TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Senior Indenture.

JPMORGAN CHASE BANK,
  as Trustee



By:
    ------------------------------
          Authorized Officer

                              REVERSE OF SECURITY

         This Registered Global Security is one of the duly authorized issues of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Securities"), of the Issuer designated as the Biotech Basket Opportunity Exchangeable Securities due January 30, 2032 of the Issuer (the "Biotech BOXES"). The Securities are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, each between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as it may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of their respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank at its corporate trust office in New York City as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Securities. The terms of the individual Securities may vary with respect to the interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein. The aggregate number of Biotech BOXES which may be authenticated and delivered under the Senior Indenture is initially
limited to         except for Biotech BOXES authenticated and delivered upon
registration of transfer of, or in exchange for, or in lieu of, other Biotech BOXES pursuant to Sections 2.08, 2.09, 2.11 or 8.05 of the Senior Indenture, provided, however, that the Issuer may "reopen" the series of Biotech BOXES and issue additional securities of that series. References to "each Biotech BOXES" or any similar phrase denoting a singular Biotech BOXES shall be deemed to refer to a single Biotech BOXES representing the right to receive the Cash Settlement Value (as defined herein) on the Maturity Date or on any Exchange Date or Early Redemption Date.

                  Unless otherwise indicated on the face hereof, this Registered Global Security shall not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, shall not be redeemable or subject to repayment at the option of the holder prior to maturity.

                  If so indicated on the face hereof, this Registered Global Security may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof. If this Registered Global Security is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof shall be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Registered Global Security is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered Holders of the Biotech BOXES designated for redemption at their addresses as the same shall appear on the Registered Global Security register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Registered Global Security in part only, a new Registered Global Security or Registered Global Securities for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

                  If so indicated on the face of this Registered Global Security, this Registered Global Security shall be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Registered Global Security shall be repayable in whole or in part in increments of $1,000 or, if this Registered Global Security is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Registered Global Security to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Registered Global Security with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Registered Global Security, the principal amount hereof, the certificate number of this Registered Global Security or a description of this Registered Global Security's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Registered Global Security, together with the form entitled "Option to Elect Repayment" duly completed, shall be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Registered Global Security and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Registered Global Security in part only, a new Registered Global Security or Registered Global Securities for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

                  Unless otherwise provided on the face hereof, interest payments for this Registered Global Security will be computed and paid on the basis of a 360-day year of twelve-30 day months.

                  In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

                  This Registered Global Security and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

                  This Registered Global Security, and any Registered Global Security or Registered Global Securities issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Registered Global Security is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

                  The Trustee has been appointed registrar for the Biotech BOXES, and the Trustee shall maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Biotech BOXES. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations subject to the terms and conditions set forth herein; provided, however, that the Trustee shall not be required (i) to register the transfer of or exchange any Biotech BOXES that have been called for redemption, (ii) to register the transfer of or exchange any Biotech BOXES if the holder thereof has exercised its right, if any, to require the Issuer to repurchase such Biotech BOXES in whole or in part, except the portion of such Biotech BOXES not required to be repurchased, or (iii) to register the transfer of or exchange Biotech BOXES to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Biotech BOXES. Biotech BOXES are exchangeable at said office for other Biotech BOXES of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Biotech BOXES shall be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Biotech BOXES surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Biotech BOXES delivered upon any exchange or transfer of Biotech BOXES shall be such that no gain or loss of interest results from such exchange or transfer.

                  In case this Registered Global Security shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Registered Global Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Registered Global Security of like tenor in exchange for this Registered Global Security, but, if this Registered Global Security is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Registered Global Security was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Registered Global Security shall be borne by the owner of the Registered Global Security mutilated, defaced, destroyed, lost or stolen.

                  The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Registered Global Security forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately, and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Registered Global Security, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

                  If the face hereof indicates that this Registered Global Security is subject to "Modified Payment upon Acceleration," then (i) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Registered Global Security, the principal amount hereof shall equal the amount that would be due and payable hereon if this Registered Global Security were declared to be due and payable on the date of any such vote and (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Registered Global Security, the principal amount hereof shall equal the amount of principal due and payable with respect to this Registered Global Security.

                  If the face hereof indicates that this Registered Global Security is subject to "Tax Redemption and Payment of Additional Amounts," this Registered Global Security may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Registered Global Security is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Registered Global Security as described below. Prior to the giving of any Notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and
(ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Registered Global Security were then due.

                  Notice of redemption shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on face hereof, which date and the applicable redemption price shall be specified in the Notice.

                  If the face hereof indicates that this Registered Global Security is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Registered Global Security who is a United States Alien as may be necessary in order that every net payment of principal of and interest on this Registered Global Security and any other amounts payable on the Biotech BOXES, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), shall not be less than the amount provided for in this Registered Global Security to be then due and payable. The Issuer shall not, however, be required to make any payment of Additional Amounts to any such holder for or on account of:

                  (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by the holder of this Registered Global Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

                  (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Registered Global Security;

                  (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Registered Global Security, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Registered Global Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                  (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

                  (h) any combination of items (a), (b), (c), (d), (e), (f) or
         (g);

nor shall Additional Amounts be paid with respect to any payment on this Registered Global Security to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Registered Global Security.

                  The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

                  Except as set forth below, if the principal of, premium, if any, or interest on, this Registered Global Security is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer shall be entitled to satisfy its obligations to the holder of this Registered Global Security by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Registered Global Security effect the payment of principal of, premium, if any, or interest on, any Registered Global Security denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency shall not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate shall be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of the Securities and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

                  The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

                  All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of the Securities.

                  So long as this Registered Global Security shall be outstanding, the Issuer shall cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Registered Global Security as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Biotech BOXES. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

                  With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Biotech BOXES that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Biotech BOXES that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Registered Global Security as the same shall become due.

                  No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Registered Global Security. For purposes of the Biotech BOXES, references to payment of principal in the immediately preceding sentence shall mean payment of Cash Settlement Value.

                  Except as otherwise specifically provided in this Registered Global Security, whenever in the Senior Indenture or this Registered Global Security there is mentioned, in any context, the principal of or principal amount of any Security of any series, such mention shall be deemed to be, solely with respect to this Registered Global Security, $ o per Biotech BOXES; provided, however, that whenever in the Senior Indenture or this Registered Global Security there is mentioned declaration or payment of such principal or principal amount, such mention shall be deemed to be, solely with respect to the Biotech BOXES, declaration or payment of the Cash Settlement Value with respect to such Biotech BOXES.

                  Prior to due presentment of this Registered Global Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Registered Global Security is registered as the owner hereof for all purposes, whether or not this Registered Global Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

                  No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Registered Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  As used herein, the term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  All terms used in this Registered Global Security which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

              TEN COM    -    as tenants in common
              TEN ENT    -    as tenants by the entireties
              JT TEN     -    as joint tenants with right of survivorship and
                              not as tenants in common

       UNIF GIFT MIN ACT -                        Custodian
                            --------------------            --------------------
                                   (Minor)                          (Cust.)

        Under Uniform Gifts to Minors Act
                                          --------------------------------------
                                                         (State)

         Additional abbreviations may also be used though not in the above list.

                            -----------------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


---------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE]



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Registered Global Security on the books of the Issuer, with full power of substitution in the premises.

Dated:
      ---------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered Global Security in every particular without alteration or enlargement or any change whatsoever.

                                                                         ANNEX A
                           OFFICIAL NOTICE OF EXCHANGE

                                               Dated: On or after April 22, 2002

Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated, as Calculation Agent
1585 Broadway
New York, New York 10036
Fax No.: (212) 761-0674
(Attn: William Threadgill)

Dear Sirs:

         The undersigned holder of the Basket Opportunity eXchangeablE SecuritiesSM due January 30, 2032, exchangeable for an amount of cash based on the value of the stocks underlying the American Stock Exchange's BTK Index of Morgan Stanley Dean Witter & Co. (CUSIP No. 61744Y413) (the "Biotech BOXES") hereby irrevocably elects to exercise with respect to the number of Biotech BOXES indicated below, as of the date hereof, the Exchange Right as described in the pricing supplement dated March 19, 2002 (the "Pricing Supplement") to the Prospectus Supplement and Prospectus, dated January 24, 2001 related to Registration Statement No. 333-47576. Terms not defined herein have the meanings given to such terms in the Pricing Supplement. Please date and acknowledge receipt of this notice in the place provided below on the date of receipt, and fax a copy to the fax number indicated.

         The undersigned certifies to you that (i) it is, or is duly authorized to act for, the beneficial owner of the principal amount of the Biotech BOXES indicated below its signature (and attaches evidence of such ownership as provided by the undersigned's position services department or the position services department of the entity through which the undersigned holds its Biotech BOXES); and (ii) it will cause the Biotech BOXES to be exchanged to be transferred to the Trustee on the Exchange Date.

                                                Very truly yours,

                                                --------------------------------
                                                [Name of Holder]

                                                By:
                                                   -----------------------------
                                                   [Title]

                                                   -----------------------------
                                                   [Tel. No.]

                                                   -----------------------------
                                                   [Fax No.]

Number of Biotech BOXES surrendered for exchange(1):
                                                    ----------------------------

Receipt of the above Official Notice of Exchange is hereby acknowledged

MORGAN STANLEY DEAN WITTER & CO., as Issuer
MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By: MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By:
    -------------------------------
    Title:

Date and time of acknowledgment:
                                 -------------------------------


--------
(1) Minimum 30,000 Biotech BOXES unless a Credit Exchange Event (as defined in the Pricing Supplement) has occurred and is continuing.